Vanguard Emerging Markets Select Stock Fund

Vanguard Explorer Value™ Fund

Supplement to the Prospectus and the Summary Prospectus

Prospectus and Summary Prospectus Text Changes

The following text replaces similar text under the heading “Purchase and Sale of Fund Shares”:

The Fund is available for purchase by retail investors who invest directly with Vanguard, or who invest through a Vanguard brokerage account, and by institutional investors who invest directly with Vanguard, as well as by retirement plans for which Vanguard provides recordkeeping services. The Fund is generally not available to financial intermediaries, such as a bank, broker, or investment advisor, or to Section 529 plans. Eligible investors may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739 for investors in nonretirement accounts and IRAs, 800-523-1188 for participants in employer-sponsored plans, or 888-809-8102 for institutional clients who invest directly with Vanguard).

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 752 042013